UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 12, 2007
ADVENTRX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32157 (Commission File No.)	84-1318182 (IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)
N/A
(Former name or former address if changed since last report)
Registrant’s telephone number, including area code: (858) 552-0866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 12, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of ADVENTRX Pharmaceuticals, Inc. (the “Company”) approved increases in annual base salaries for 2007 and stock option grants pursuant to the Company’s 2005 Equity Incentive Plan (the “Plan”), and established the following titles, for the following named executive officers (as determined pursuant to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2006):

			No. of Shares
			Underlying Stock
Name and Title	Salary Increase	New Base Salary	Options
Joan M. Robbins, Senior Vice President and Chief Scientific Officer	$15,000	$265,000	75,000

Brian M. Culley, Senior Vice President and Chief Business Officer	$50,000	$250,000	150,000

Mark J. Cantwell, Vice President, Research and Development	$10,000	$160,000	25,000
     The stock options described above are subject to the terms and conditions of the Company’s standard Stock Option Agreement, a copy of which has been filed previously with the Securities and Exchange Commission (the “Option Agreement”). Each of the options (a) has an exercise price of $2.75 per share, the closing price of the Company’s common stock as reported by the American Stock Exchange on January 12, 2007, and (b) vests and becomes exercisable as to one-fourth of the shares subject to the option on January 1, 2008, and as to one forty-eighth of the shares subject to the option at the end of each successive month thereafter until all of the shares subject to the option have vested and become exercisable, subject to the respective officer’s continuous service (as defined in the Plan) to the Company; provided, however, that the vesting and exercisability of the option shall accelerate under certain circumstances, including (i) acceleration in full in the event of an acquisition of the Company constituting a change of control (as defined in the Plan) if the officer remains employed as of the closing date of such acquisition and the option is not assumed or replaced by the acquirer, and (ii) acceleration to the extent of all shares that would have vested and become exercisable during the 24-month period following the closing date of such acquisition in the event of the officer’s involuntary termination (as defined in the Option Agreement) of employment within 24 months following the closing date of the acquisition.
     The Compensation Committee did not take any action at its January 12, 2007 meeting with respect to the Company’s principal executive officer or principal financial officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Dated: January 18, 2007	By:	/s/ Evan M. Levine
		Name:	Evan M. Levine
		Title:	Chief Executive Officer